As filed with the Securities and Exchange Commission
on July 19, 2002

Registration No. 33-[ ]
811-[ ]

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]
Pre-Effective Amendment No.                                                                                                       [   ]
Post-Effective Amendment No.                                                                                                      [   ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                                                                                              [X]
Amendment No.                                                                                                                            [   ]

                      TCW PREMIER FUNDS
(Exact Name of Registrant as Specified in Charter)

865 South Figueroa Street, Suite 1800
Los Angeles, California 90017

Registrant's Telephone Number, including Area Code: (213) 244-0000

Philip K. Holl, Esq.
Secretary

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017
(Name and Address of Agent for Service)

Copy to:

Robert W. Helm, Esq.
Dechert
4675 MacArthur Court, Suite 1400
Newport Beach, CA 92660-8842

__________________________________________

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

SUBJECT TO COMPLETION DATED JULY 19, 2002

TCW Premier Funds

This prospectus tells you about two of the separate investment funds offered by TCW Premier Funds (collectively the "Funds"), each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Premier Opportunity Fund
TCW Premier Value Opportunities Fund

Fund shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans. You will find details about how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

October __, 2002

LOGO

Table of Contents
General Fund Information	1
Investment Objectives and Principal Strategies	1
Principal Risks	2
Performance Summary	4
Fund Expenses and Expense Example	4
Similar Fund Performance Information	5

TCW Premier Opportunity Fund	8
Investment Objectives/Approach	8
Main Risks	8

TCW Premier Value Opportunities Fund	10
Investment Objectives/Approach	10
Main Risks	11

Risk Considerations	12

Management of the Funds	15
Investment Adviser	15
Portfolio Managers	15
Advisory Agreement	16
Distribution Plan	16

Your Investment	17
Taxes	18

For More Information	19

General Fund Information

Investment Objectives and Principal Strategies

Each of the Funds is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

TCW Premier Funds	Investment Objectives	Principal Investment Strategies

TCW Premier Opportunity Fund	Capital appreciation.	Invests in equity securities of small capitalization companies
TCW Premier Value Opportunities Fund	Long-term capital appreciation	Invests in equity securities issued by midcap value companies.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which the Adviser acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Each Fund has the flexibility to make portfolio investments and engage in other investment techniques that are different than its principal strategies discussed in this prospectus. More information on each Fund's investment strategies may be found in the Statement of Additional Information (see back cover).

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you-and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as each Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in a Fund could go down as well as up. This risk may be especially acute because each Fund is a non-diversified fund and may concentrate their investments in a relatively small number of issuers. Accordingly, each Fund's performance may be significantly impacted by events affecting a single issuer or a small number of issuers.

All investments are subject to:

· MARKET RISK

There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

· SECURITIES SELECTION RISK

There is the possibility that the specific securities held in a Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

Each Fund may also be subject (in varying degrees) to the following risks:

· PRICE VOLATILITY

There is the possibility that the value of a Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

· LIQUIDITY RISK

There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. A Fund may be subject to liquidity risk because it invests primarily in securities of medium and small sized companies or foreign securities, which have experienced periods of illiquidity.

· FOREIGN INVESTING RISK

There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. A Fund that invests a portion of its assets in foreign company securities may be subject to foreign investing risk. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

· CREDIT RISK

There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. A Fund may be subject to greater credit risk if it invests in below investment grade convertible securities.

Each Fund may be more susceptible to some of these risks than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the "Risk Considerations" section of this prospectus.

Each Fund is considered non-diversified under the Investment Company Act of 1940, as amended (1940 Act), and may invest more than 5% of its total assets in the securities of any one issuer. Consequently, each Fund's exposure to risks associated with any particular issuer may be increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The Funds have not commenced operations and, accordingly, have no performance information to compare against other mutual funds or a broad measure of securities market performance, such as an index. However, the Adviser's track record in managing similar mutual funds is discussed under "Similar Fund Performance Information."

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, estimates of which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Funds have no sales charge (load), but are subject to Rule 12b-1 distribution fees. The table and the example on the next page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors.

Fee Table
	Opportunity Fund	Value Opportunities Fund

Annual Fund Operating Expenses

Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	0.44%	0.44%
Total Annual Fund Operating Expenses	1.69%	1.69%

Expense Example

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

	1 Year	3 Years

Opportunity	$172	$533

Value Opportunities	$172	$533

Similar Fund Performance Information

The tables below show the annual performance of Class I shares of TCW Galileo Opportunity Fund and TCW Galileo Value Opportunities Fund (Galileo Funds), which are also managed by the Adviser. TCW Galileo Opportunity Fund and TCW Galileo Value Opportunities Fund have investment objectives, policies and strategies that are substantially similar to those of TCW Premier Opportunity Fund and TCW Premier Value Opportunities Fund, respectively. This data is provided to illustrate the past performance of the Adviser in managing a substantially similar investment portfolio and does not represent the performance of the Funds or the future performance of the Funds or their portfolio managers. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Funds or of their portfolio managers.

The performance data shown below reflects the net operating expenses of the Galileo Funds (including, with respect to TCW Galileo Value Opportunities Fund, the net operating expenses of its predecessor limited partnership, as discussed below), which are lower than the estimated operating expenses of the corresponding Funds (prior to fee waivers and/or expense reimbursements). Performance would have been lower for a Galileo Fund if the corresponding Fund's expenses (before waiver and/or reimbursement) were used. In addition, the Galileo Funds, unlike the Funds, are not sold to insurance company separate accounts to fund variable insurance contracts. As a result, the performance results presented below do not take into account charges or deductions against a separate account or variable insurance contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a variable insurance contract for which the Funds serve as an underlying investment vehicle. By contrast, investors with contract value allocated to a Fund will be subject to charges and expenses relating to variable insurance contracts and separate accounts.

The Galileo Funds' performance data shown below is calculated in accordance with standards prescribed by the Securities and Exchange Commission for the calculation of average annual total return information. The performance of TCW Galileo Opportunity Fund, prior to December 14, 2001, reflects the performance of its predecessor fund which was managed by SG Cowen Asset Management Inc. The performance of TCW Galileo Value Opportunities Fund includes the performance of its predecessor limited partnership. The performance of the predecessor limited partnership was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the predecessor limited partnership had been registered under the 1940 Act, its performance could have been adversely affected.

The investment results of the Galileo Funds presented below are unaudited and are not intended to predict or suggest results that might be experienced by a Galileo Fund or a Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities. The performance data for the benchmark indexes identified below does not reflect the fees or expenses of the Galileo Funds or the Funds.

TCW Premier Opportunity Fund (Class I)

Annual Total Returns/Average Annual Total Returns for Periods Ending December 31, 2001
Year/Period	TCW Galileo Opportuity Fund*	Russell 2000 Index**

2001	7.80%	2.49%
2000	39.47%	-3.03%
1999	29.49%	21.26%
1998	-25.11%	-2.55%
1997	11.74%	22.37%
1996	25.51%	16.49%
1995	15.99%	28.45%
1 Year	7.71%	2.49%
5 Years	10.25%	7.52%
From Inception***	12.46%	11.51%

_________________

* The performance information set forth above reflects fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, TCW Galileo Opportunity Fund's performance would have been lower.

** The Russell 2000 Index is an index of the 2000 smallest companies listed in the Russell 3000 Index. The Index reflects reinvestment of income and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

*** The Fund's inception date was May 6, 1994.

TCW Premier Value Opportunities Fund (Class I)

Annual Total Return/Average Annual Total Returns for Periods Ending December 31, 2001
Year/Period	TCW Galileo Value Opportuities Fund	Russell Mid-Cap Value Index

2001	33.65%	2.34%
2000	38.26%	19.19%
1999	25.06%	-0.10%
1998	0.30%	5.09%
1997	17.10%	34.39%
1 Year	33.65%	2.34%
5 Years	22.10%	11.46%
From Inception**	23.25%	12.30%

_________________

* The Russell Mid-Cap Value Index is an unmanaged index of 800 of the smallest companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects reinvestment of income and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

*** The inception date of the predecessor limited partnership of TCW Galileo Value Opportunities Fund was November 1, 1996. The registration date of the I Class of TCW Galileo Value Opportunities Fund was November 3, 1997.

TCW Premier Opportunity Fund

Investment Objectives/Approach

The Fund seeks capital appreciation. Current income is incidental. The investment objectives are not fundamental, and may be changed without shareholder approval.

To pursue these goals, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, of $2 billion or less. The Fund may invest in up to 10% of its assets in securities of similar foreign companies or in American Depositiory Receipts (ADRs) of such companies. The Fund may also write covered call options.

In managing the Fund's investments, the Adviser tries to identify those companies that have fallen out of favor and whose stock is selling below what the Adviser believes is its real value. The Adviser looks for those stocks with a potential catalyst such as new products, technologies, or management that will trigger an increase in their value. The Adviser analyzes each candidate's fundamental strength, looking for companies with well positioned product lines and experienced management with equity ownership. In the course of this analysis, the Adviser often discovers that many individual stocks in a particular industry or market sector offer attractive investment opportunities. The Adviser's analysis finds that frequently the market undervalues entire industries and sectors, offering a cluster of candidates that meet the investment criteria. As a result, the Adviser may focus the Fund's investments in a number of industries that the Adviser's analysis has revealed may be poised for growth.

The Fund will generally invest in equity securities which include common and preferred stock; rights or warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks such as convertible bonds and debentures; ADRs; and other securities with equity characteristics. ADRs are typically certificates issued by U.S. banks which represent a stated number of shares of a foreign corporation that a bank holds in its vault.

The Fund may invest some its assets in covered call options. A call option is an agreement which gives the buyer the right but not the obligation to buy a certain amount of a specified security for a specific price regardless of the market price of the security. A call option is "covered" when the seller owns the securities underlying the option.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor, or the Adviser determines to take advantage of a better investment opportunity.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses.

Concepts to understand

Small-Sized Companies. The Fund seeks capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility", "liquidity risk" and "foreign investing risk". Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of smaller companies may be less liquid than the securities of larger companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of larger companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which may include:

  lack of political or economic stability
  foreign controls on investment and currency exchange rates withholding taxes
  a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance that you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Premier Value Opportunities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. The investment objective is not fundamental, and may be changed without shareholder approval.

To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its net assets in equity securities of companies with market capitalizations, at the time of acquisition, within the capitalization range of companies comprising the Russell MidCap Value Index. These equity securities include common and preferred stocks, rights or warrants to purchase common stock and convertible securities.

Concepts to understand

Undervalued Assets: When a company's securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at less than a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Adviser's estimate of the company's 24 month sustainable earnings.

Emerging Growth Company: When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

In managing the Fund's investments, the Adviser looks to invest the Fund's assets in the equity securities of companies that are in one or more of the following situations:

  have undervalued assets

  have undervalued growth potential

  are in a turnaround situation

  are emerging growth companies

  The Adviser also utilizes fundamental analysis on each company. This includes a review of available financial information, company visits and management interviews.

  Investments will be sold for reasons such as when it judged by the Adviser that a company will not achieve anticipated results or when the investment becomes fully valued.

  The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

  The Fund may engage in active portfolio trading which may result in increased Fund transaction expenses.

  Main Risks

  The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

  The primary risks affecting this Fund are ''price volatility'' and ''liquidity risk.'' Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small and mid-size companies may be less liquid than the securities of larger companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of larger companies.

  Risk Considerations

  Please consider the following risks before investing in a Fund.

  Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

  Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

  The Adviser may temporarily invest up to 100% of a Fund's assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

  The Funds offer their shares to (i) insurance company separate accounts that fund both variable contracts and variable life insurance contracts and (ii) tax-qualified pension and retirement plans including participant-directed plans which elect to make a Fund an investment option for plan participants. Due to differences of tax treatment and other considerations, the interests of various variable contract owners and plan participants participating in the Funds may conflict. The Board of Trustees will monitor each Fund for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more insurance company separate accounts and/or plans to withdraw its investment in the Fund, which may cause the Fund to sell securities at disadvantageous prices and disrupt orderly fund management. The Board may also refuse to sell shares of a Fund to any separate account or plan or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

  General Investment Risk

  Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of a Fund's shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up.

  Foreign Investing

  Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

  An additional risk is currency risk. While the price of a Fund's shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign currency will decrease.

  As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S. and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

  In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, they are not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

  The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event a Fund holds securities denominated in a currency that suffers a devaluation, the Fund's net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

  Credit Risk

  Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

  The Funds may invest in convertible securities rated below investment grade. Debt instruments that are rated below investment grade are considered to be speculative; they are also commonly known as ''junk'' bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

  Non-Diversified Status

  Each Fund is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. However, each Fund's investments will be limited so as to qualify for the special tax treatment afforded ''regulated investment companies'' under the Internal Revenue Code of 1986, as amended. Because a relatively higher percentage of each Fund's assets may be invested in the securities of a limited number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

  Management of the Funds

  Investment Adviser

  The Funds' investment adviser is TCW Investment Management Company (Adviser) and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of March 31, 2002, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $90 billion under management or committed to management.

  Portfolio Managers

  Listed below are the individuals who are primarily responsible for the day-to-day portfolio management of Funds, including a summary of each person's business experience during the past five years:

Portfolio Manager(s)	Business Experience During Last Five Years*

Opportunity Fund
William R. Church

  Managing Director, the Adviser, TCW Asset Management company and Trust Company of the West since January 2002. Previously, he was a Vice President and Senior Investment Officer of SG Cowen Asset Management, Inc. Prior to July 1998, Mr. Church was a Class I Limited Partner of Cowen Asset Management, Inc. and Managing Director of Cowen Incorporated.

Value Opportunities Fund
Nicholas F. Galluccio	Managing Director, The Adviser, TCW Asset Management Company and Trust Company of the West.
Susan I. Schottenfeld	Managing Director, The Adviser, TCW Asset Management Company and Trust Company of the West.

  *  Positions with the TCW Group, Inc. and its affiliates may have changed over time.

  Advisory Agreement

  The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (Advisory Agreement), under the terms of which the Funds have employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Trustees. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)

Opportunity	1.00%
Value Opportunities	1.00%

  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

  The Adviser may pay, out of its own assets and at no cost to the Funds, amounts to insurance companies, broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the Funds' shares.

  Distribution Plan

  The Trust, with respect to each Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (12b-1 Plan). Pursuant to the 12b-1 Plan, each Fund pays a fee of up to 0.25% of net assets to the Fund's distributor for distributing shares, for advertising and marketing related to the Funds, and for providing or procuring a variety of administrative and other services for investors. The Fund's distributor may pay all or part of this fee to participating insurance companies, the broker-dealer acting as principal underwriter for their variable insurance products, or to service providers to a plan. Because this fee is paid on an ongoing basis out of Fund assets, over time it will increase the cost of an investment in a Fund and could cost investors more than paying other types of sales charges.

  Your Investment

  Buying and Selling Shares

  You may not buy or sell shares of a Fund directly; you may only buy or sell shares through variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Each Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund's shares, in whole or in part. A Fund may not be available in connection with a particular contract or plan.

  The price for a Fund's shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds pursuant to procedures established by the Funds' Board.

  An insurance company's separate accounts buy and sell shares of a Fund at NAV, without any sales or other charges. Each insurance company receives orders from its contract holders to buy or sell shares of a Fund on any business day that the Fund calculates its NAV. If the order is received by the insurance company prior to the close of regular trading on the NYSE, the order will be executed at that day's NAV. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

  Plan participants may buy shares of a Fund through their plan by directing the plan trustee to buy shares for their account in a manner similar to that described above for variable annuity and variable life insurance contracts. You should contact your plan sponsor concerning the appropriate procedure for investing in a Fund.

  Taxes

  For a discussion of the tax status of a variable contract or pension plan, refer to the prospectus of the sponsoring participating insurance company separate account or plan documents or other informational materials supplied by plan sponsors.

  Because shares of the Fund may be purchased only through variable contracts and plans, income dividends or capital-gain distributions from the Fund are taxable, if at all, to the participating insurance companies and plans and will be exempt from current taxation of the variable-contract owner or plan participant if left to accumulate within the variable contract or plan.

  The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts.

  For More Information

  More information on the Funds is available free upon request, including the following:

  Statement of Additional Information (SAI)

  Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

  This Prospectus is intended for use in connection with certain insurance products and pension and retirement plans. Please refer to the prospectus of the sponsoring participating insurance company separate account or to the plan documents or other informational materials supplied by plan sponsors for information regarding distributions and instructions on purchasing or selling a variable contract and on how to select the Funds as an investment option for a variable contract or plan. More information about the Funds is available free upon request, including the following:

  For all shareholder account information such as transactions and account inquiries:

  Call (800) 248-4486

  For information regarding the TCW Premier Funds:

  Call (800) FUND TCW (386-3829)

  In writing:

  TCW Premier Funds
  c/o PFPC Inc.
  P.O. Box 8909
  Wilmington, DE 19899-8909

  On the Internet:

  TCW PREMIER FUNDS
  www.tcw.com

  You may visit the SEC's website at www.sec.gov to view text only versions of Fund documents filed with the SEC.

  You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-212-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

  SEC file number: 811-[ ]

  SUBJECT TO COMPLETION DATED JULY 19, 2002

  TCW PREMIER FUNDS

  865 South Figueroa Street, Suite 1800

  Los Angeles, California 90017

  (800) FUND TCW

  STATEMENT OF ADDITIONAL INFORMATION

  October __, 2002

  _________________________________
Equity Funds
Opportunity Fund
Value Opportunities Fund

  This Statement of Additional Information is not a prospectus but contains information in addition to, and more detailed than that set forth in the Prospectus dated the same date, which describes TCW Premier Opportunity Fund and TCW Premier Value Opportunities Fund, which are each non-diversified mutual funds and separate investment series ("Fund") of TCW Premier Funds (the "Trust"). This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing TCW Premier Funds, Attention: Investor Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling the Investor Relations Department at (800) FUND TCW. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

  Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("participating insurance companies") to fund variable annuity contracts and variable life insurance policies or to qualified plans ("plans"), including participant-directed plans which elect to make the Funds an investment option for plan participants. Individuals may not purchase shares of the Fund directly from the Trust. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. Plan documents may be obtained from the sponsor of the plan.

  TABLE OF CONTENTS
INVESTMENT PRACTICES	1
Strategies and Investments Available to Each Fund	1
Strategies and Investments Available to the Opportunity Fund	5
RISK CONSIDERATIONS	11
General	12
Investment in Small and Medium Capitalization Companies	12
Repurchase Agreements	12
Credit Risk	12
Foreign Securities	13
Foreign Currency Risks	13
Risks Associated With Lower Rated Securities	13
Rating Categories	15
Restricted Securities	15
Options Transactions (Opportunity Fund Only)	16
Futures Contracts and Options on Futures (Opportunity Fund Only)	17
PORTFOLIO TURNOVER	19
BROKERAGE PRACTICES	19
INVESTMENT RESTRICTIONS	21
TRUSTEES AND OFFICERS OF THE TRUST	22
INVESTMENT ADVISORY AGREEMENT	23
DISTRIBUTION OF FUND SHARES	24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	25
ADMINISTRATION AGREEMENT	25
CODE OF ETHICS	25
DETERMINATION OF NET ASSET VALUE	26
PURCHASE AND REDEMPTION INFORMATION	26
DISTRIBUTIONS AND TAXES	27
INVESTMENT RESULTS	30
ORGANIZATION, SHARES AND VOTING RIGHTS	31
TRANSFER AGENT AND CUSTODIAN	32
INDEPENDENT AUDITORS	32
LEGAL COUNSEL	32
FINANCIAL STATEMENTS	32
APPENDIX	1
Description of S&P and Moody's Ratings	1

  INVESTMENT PRACTICES

  In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The Funds, for purposes of calculating certain comparative guidelines, will utilize the previous month-end range.

  Strategies and Investments Available to Each Fund

  Money Market Instruments Each Fund may invest in money market instruments and will generally do so for temporary and defensive purposes only. These instruments include, but are not limited to:

                  U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

                  Bank Obligations. Obligations including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

                  Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

                  Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance);

                  Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's net assets in all such obligations and in all illiquid assets, in the aggregate;

                  Commercial Paper. The Funds may purchase commercial paper rated within the two highest ratings categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if not rated, if the security is determined by TCW Investment Management Company (the "Adviser") to be of comparable quality.

                  Money Market Mutual Funds. Shares of money market investment companies, subject to applicable legal restrictions and the Adviser's determination that such investments are beneficial to the relevant Fund and appropriate in view of such considerations as yield (taking into account the advisory fees and expenses of the money market fund), quality and liquidity.

                  Other Short-Term Obligations. Debt securities that have a remaining maturity of 397 days or less and that have a long-term rating within the three highest ratings categories by S&P or Moody's.

  Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund's investment in illiquid and restricted securities.

  Lending of Portfolio Securities. Each Fund may, consistent with applicable regulatory requirements, lend its portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Funds (subject to the notice provisions described below), and are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent or securities of the United States Government (or its agencies or instrumentalities), which are maintained in a segregated account and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than one-third of the value of its total assets (after giving effect to the loan of securities). A loan may be terminated by the borrower on one business day's notice, or by a Fund on two business day's notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. Upon termination of the loan, the borrower is required to return the securities to the Funds. Any gain or loss in the marketplace during the loan period would inure to the Fund.

  When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will call the loaned securities, to be delivered within one day after notice, to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund's investment in such loaned securities. A Fund will pay reasonable finder's, administrative and custodian fees in connection with a loan of securities.

  When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Funds may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At such time, the Fund will also segregate and continuously maintain cash or U.S. government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Adviser does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

  When, As and If Issued Securities. The Funds may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also segregate and continuously maintain cash or U.S. Government Securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three Business Days of the occurrence of the subsequent event. Once assets have been segregated, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of a Fund will be adversely affected by its purchase of securities on such basis. Each Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

  Convertible Securities. Each Fund may acquire convertible securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

  The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  Warrants. A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

  Short Sales Against the Box. Each Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short term capital gain or loss.

  To secure its obligation to deliver the securities sold short, a Fund will deposit in a separate escrow account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

  A Fund may make a short sale in order to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. However, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. A Fund may also make a short sale when it does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment value or conversion premiums. Additionally, a Fund may use short sales when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short. The potential risk in this strategy is the possible loss of any premium over conversion value in the convertible security at the time of purchase. The purpose of this strategy is to produce income from the yield advantage and to provide the potential for a gain should the conversion premium increase.

  Strategies and Investments Available to the Opportunity Fund

  Options. The Fund may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions ("OTC Options").

  Exchange-listed options are issued by the Options Clearing Corporation ("OCC") (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Fund's management.

  Covered Call Writing. The Fund is permitted to write covered call options on securities, the U.S. dollar and foreign currencies. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional consideration segregated on the books and records of the Fund's custodian) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury bills, the Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the marked to market difference is maintained by the Fund in cash, U.S. Government Securities or other liquid portfolio securities which the Fund segregates with its custodian.

  The writer of an option receives from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

  However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

  With respect to listed options and certain OTC Options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Opportunity Fund has been assigned an exercise notice, the Opportunity Fund will be unable to effect a closing purchase transaction.

  Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

  If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

  Covered Put Writing. The Fund is permitted to write covered put options. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund segregates and maintains with the Fund's custodian cash, U.S. Government Securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is segregated and maintained by the Fund in cash, U.S. Government Securities or other liquid portfolio securities with its custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

  The Fund will write put options for three purposes: (a) to receive the income derived from the premiums paid by purchasers; (b) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (c) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

  Purchasing Call and Put Options. The Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

  The Fund may purchase put options on securities or currencies which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

  Futures Contracts. The Fund may purchase and sell interest rate, currency, and index futures contracts ("futures contracts") on eligible securities. Subject to certain limitations, the Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  To the extent futures positions constitute "bona fide hedge" positions as defined by the rules and regulations of the Commodity Futures Trading Commission ("CFTC"), there is no overall limitation on the percentage of the Fund's assets which may be committed to futures contracts and options or futures contracts, provided the aggregate value of positions does not exceed the value of the Fund's portfolio securities. With respect to futures positions that are not "bona fide hedge" positions, the Fund may not enter into futures contracts or related options if, immediately thereafter, the amount of initial margin and premiums for unexpired futures contracts and options on futures contracts exceeds 5% of the Fund's liquidation value, after taking into account unrealized profits and losses on such futures contracts, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

  The Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. The Fund will enter into currency futures contracts to "lock in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

  Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government Securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

  At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

  Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position in usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transactions.

  Options on Futures Contracts. The Fund may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

  The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

  Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

  The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. The Fund may also write options to close out long put and call option positions.

  The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

  The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $ l million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

  Forward Currency Transactions. The Fund may enter into forward currency transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. The Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund's dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

  At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

  The cost to the Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

  RISK CONSIDERATIONS

  The following risk considerations relate to investment practices undertaken by either or both of the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. There is no guarantee of successful performance, that a Fund's objective can be achieved or that an investment in a Fund will achieve a positive return. Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

  Prospective investors should consider the following risks.

  General

  Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity. Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

  Investment in Small and Medium Capitalization Companies

  Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology and be more dependent upon key members of management.

  The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events; have less active trading markets and be harder to sell at the time and prices that the Adviser considers appropriate.

  Repurchase Agreements

  In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

  Credit Risk

  Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a convertible security may affect its credit risk. Credit risk of a convertible security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

  Foreign Securities

  Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

  Foreign Currency Risks

  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of a Fund investing in foreign securities as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency future and forward contracts. However, the Funds are not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Funds may not to be able to effectively use them.

  Risks Associated With Lower Rated Securities

  The Funds may invest in convertible securities. A portion of the convertible securities acquired by the Funds may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

  High yield securities or "junk bonds" can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by "emerging credit" companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

  Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest ("credit risk") than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Funds will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Funds invest are frequently subordinated to senior indebtedness.

  The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund's asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

  To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser's ability to accurately value high yield bonds and a Fund's assets may be more difficult because there is less reliable, objective data available. In addition, a Fund's ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

  Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. Each Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

  Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

  Rating Categories

  A description of the rating categories as published by Moody's and S&P is set forth in the Appendix to this Statement of Additional Information. Ratings assigned by Moody's and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security for which the rating has changed or which has become unrated.

  Restricted Securities

  The Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid," it will not be included within the category "illiquid securities," which under each Fund's current policies may not exceed 15% of the Fund's net assets.

  Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

  Rule 144A permits the Funds to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid", the security will not be included within the category "illiquid securities." However, investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

  Options Transactions (Opportunity Fund Only)

  The effective use of options depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government Securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

  A Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

  Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

  In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

  Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

  The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  Futures Contracts and Options on Futures (Opportunity Fund Only)

  There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by the Opportunity Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

  Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If the Fund has hedged against the possibility of a decrease in the value of portfolio securities and the value of portfolio securities increase instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments.

  The Opportunity Fund will enter into transactions in futures contracts, including without limitation, futures contracts that are "bona fide hedges" as defined by the CFTC. In connection with the purchase of sale of futures contracts, the Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. A call option is "covered" if written against securities owned by the Fund writing the option or if written against related securities the Fund holds. A put option is "covered" if the Fund writing the option segregates at all time cash, short-term Treasury obligations or other liquid assets with a value equal to the option exercise price with the Fund's custodian, or if it has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund.

  Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

  Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

  In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

  There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

  Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

  Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

  PORTFOLIO TURNOVER

  A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund's current income available for distribution to its shareholders. While neither Fund is managed with the intent of generating short-term capital gains, each Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Adviser, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs.

  The portfolio turnover rates of the Funds cannot be accurately predicted. Nevertheless, the annual portfolio turnover rates of the Funds are not expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in a Fund's investment portfolio were replaced once in a period of one year.

  BROKERAGE PRACTICES

  The Adviser is responsible for the placement of the Funds' portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Fixed income and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Both fixed income and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Adviser seeks to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

  Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Adviser considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Adviser to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and other such polices as the Board of Trustees may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. In addition, the Adviser may effect transactions which cause a Fund to pay a commission or net price in excess of a commission or net price which another broker-dealer would have charged if the Adviser first determines that such commission or net price is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer to the Fund.

  Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, buyers, and sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions.

  The Adviser maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Adviser believes are useful. When the Adviser receives products or services that are used both for research and other purposes such as corporate administration or marketing, it makes a good faith allocation. While the non-research portion will be paid in cash by the Adviser, the portion attributable to research may be paid through brokerage commissions.

  Research services furnished by broker-dealers may be used in providing services for any or all of the clients of the Adviser, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

  In an effort to achieve efficiencies in execution and reduce trading costs, the Adviser and its affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts at the same time, generally referred to as "block trades". When executing block trades, securities are allocated using procedures that the Advisers consider fair and equitable.

  When a small number of shares are allocated to the Adviser and its affiliates in a public offering, allocations may be done disproportionately, taking into consideration performance and resulting lot sizes. In some cases, various forms of pro rata allocations are used and, in other cases, random allocation processes are used. More particularized allocations may result from considerations such as lot size, cash availability, diversification or concentration requirements and investment objectives, restrictions and time horizons.

  INVESTMENT RESTRICTIONS

  The investment restrictions below have been adopted as fundamental policies. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding shares of the affected Fund.

  No Fund may:

  1.    Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities;

  2.    Borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;

  3.    Make loans, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time;

  4.    Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

  5.    Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus and/or SAI of the Fund; and

  6.    Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

  The percentage limitation contained in investment restriction number 1 above applies at the time of purchase or initial investment and any subsequent change resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund's portfolio.

  For purposes of applying the terms of investment restriction number 1, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an "industry" is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis a vis issuers active in other sectors of the economy. The definition of what constitutes a particular "industry" is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund invests) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate.

  TRUSTEES AND OFFICERS OF THE TRUST

  [to be provided]

  INVESTMENT ADVISORY AGREEMENT

  The Trust, on behalf of each Fund, and the Adviser are parties to an Investment Management and Advisory Agreement ("Advisory Agreement"). The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"). Societe Generale Asset Management, S.A. may be deemed to be a control person of the Adviser by reason of its ownership of more than 25% of the outstanding voting stock of the TCW Group, Inc. Societe Generale Asset Management, S.A., is a wholly-owned subsidiary of Societe Generale, S.A. Under the Advisory Agreement, the Trust retains the Adviser to manage the investment of each Fund's assets, to place orders for the purchase and sale of portfolio securities, to administer each Fund's day-to-day operations, and to be responsible for overall management of the Trust's business affairs subject to control by the Board of Trustees of the Trust. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Fund's investment objective.

  The Adviser furnishes to the Trust office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Trust, as officers, directors or employees of the Trust if desired and reasonably required by the Trust.

  The fee allocable to each Fund is calculated daily by applying the annual investment advisory fee percent for the Fund to the Fund's net asset value. The fee is payable monthly. The annual management fee (as a percentage of average net asset value) for each Fund is as follows:

Opportunity Fund	1.00%
Value Opportunities Fund	1.00%

  Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Adviser; expenses of the Plan of Distribution pursuant to Rule 12b-1; compensation and expenses of trustees who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with states and other regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage fees and commissions and securities transaction costs; taxes and corporate fees; legal fees; the fees of any trade association; the costs of the administrator and fund accountant; the cost of stock certificates, if any, representing shares of the Fund; the organizational and offering expenses, whether or not advanced by the Adviser; expenses of shareholder and director meetings; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto the Fund's shareholders; premiums for the fidelity bond and any errors and omissions insurance; interest and taxes; and any other ordinary or extraordinary expenses incurred in the course of the Fund's business.

  The Advisory Agreement was approved by each Fund's initial shareholder and will continue in effect as to each Fund initially for up to two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated with respect to a Fund without penalty at any time on 60 days' written notice, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

  [DISCUSSION OF BOARD CONSIDERATION OF ADVISORY AGREEMENT TO BE INSERTED]

  The Advisory Agreement also provides that the Adviser shall not be liable to the Trust for any actions or omissions if the Adviser acted in good faith without gross negligence, willful misfeasance, bad faith, or with reckless disregard of its duties.

  DISTRIBUTION OF FUND SHARES

  TCW Brokerage Services ("Distributor") serves as the nonexclusive distributor of the Trust's shares pursuant to a Distribution Agreement ("Distribution Agreement") with the Trust which is subject to approval by the Board. The Distribution Agreement is terminable without penalty, on not less than 60 days' notice, by the Trust's Board of Trustees, by vote of holders of a majority of the Trust's shares, or by the Distributor.

  The Trust also has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the terms of the Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund. The Distributor may pay any or all of the fee payable to it to participating insurance companies or plans for distribution and related services, and for servicing and/or maintaining accounts of holders of variable contracts or plan participants. Under the terms of the Distribution Plan, services which a firm will provide may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective investors; complying with federal and state securities laws pertaining to the sale of shares; and assisting investors in completing application forms and selecting account options.

  The Distribution Plan provides that it may not be amended to materially increase the distribution costs which shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities, and by vote of a majority of both (i) the Board of Trustees of the Trust, and (ii) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

  The Distribution Plan was initially approved by the Trust's Board of Trustees on [ ], 2002 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the by a vote of a majority of both (i) the Board of Trustees of the Trust, and (ii) the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  The following shareholders owned of record or beneficially 5% or more of the indicated Fund shares outstanding as of October [ ], 2002:

  [to be provided]

  ADMINISTRATION AGREEMENT

  Investors Bank & Trust Company ("Administrator") serves as the administrator of the Trust pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator will provide certain administrative services to the Trust, including: fund accounting; calculation of the daily net asset value of each Fund; monitoring the Trust's expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust's Form N-SAR. The Administrator receives an administration and accounting fee based on the assets of the Trust as follows: 0.07% of the first $3 billion in assets; 0.03% of the next $3 billion in assets; and 0.02% thereafter.

  CODE OF ETHICS

  The Fund, Adviser and the Distributor have each adopted a Code of Ethics with respect to investment transactions in which their officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. Each Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of non-exempt personal investment transactions; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black out period" prior or subsequent to a Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a client of such manager; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser or the Distributor. Each Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application.

  DETERMINATION OF NET ASSET VALUE

  As discussed in the Prospectus, the Trust will not calculate the net asset value of the Funds on certain holidays or weekends. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

  A Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

  PURCHASE AND REDEMPTION INFORMATION

  Shares of the Fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through variable contracts offered by separate accounts of participating insurance companies and through plans, including participant-directed plans which elect to make a Fund an investment option for plan participants. The offering price of each Fund's shares is equal to its net asset value per share.

  Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the Securities and Exchange Commission ("SEC")) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.

  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

  PURCHASES-IN-KIND

  The Funds may, at the sole discretion of the Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Trustees); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

  DISTRIBUTIONS AND TAXES

  The discussion set out below of tax considerations generally affecting each Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Investors are advised to consult the sponsoring participating insurance company separate account prospectus or the plan documents or other informational materials supplied by plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

  Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to United States corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement.

  To qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash items, U.S. Government Securities and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses.

  If a Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause (a) above, provided such gains are directly related to the Fund's principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

  Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the Internal Revenue Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

  As a general rule, a Fund's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less.

  A Fund may be subject to taxes in foreign countries in which each invests. If such a Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to the shareholders of the Fund. It is not anticipated that any taxes at the Fund level with respect to investments in PFICs will be significant.

  In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as "equalization") would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect the Fund's total return. Since there are some unresolved technical tax issues relating to use of equalization by a Fund, there can be no assurance that the Internal Revenue Service will agree with the Fund's methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund.

  Under the Internal Revenue Code, a nondeductible excise tax of 4% may be imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

  Section 817(h) of the Internal Revenue Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for variable annuity contracts or variable life insurance policies. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If a Fund satisfies certain conditions, a segregated asset account owning shares of the Fund will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Fund. Each Fund intends to satisfy the requisite conditions so that the shares of the Fund owned by a segregated asset account of a participating insurance company will be treated as multiple investments. By meeting these and other requirements, the participating insurance companies, rather than policy holders, should be subject to tax on distributions received with respect to Fund shares. The tax treatment on distributions made to a participating insurance company will depend on the participating insurance company's tax status.

  If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income and gains for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the diversification requirements described above, with the result that the variable contracts and policies investing in the Fund would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

  INVESTMENT RESULTS

  From time to time, the Trust may quote the performance of a Fund in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in other published material.

  Each Fund's total return may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for the Funds will be computed according to a formula prescribed by the SEC. The formula for an average annual total return can be expressed as follows:

  P(1+T)n=ERV

  Where:

  P =            hypothetical initial payment of $1,000

  T =            average annual total return

  n =            number of years

  ERV        Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods or the life of the Fund.

  The formula for calculating aggregate total return can be expressed as follows:

  Aggregate Total Return [ ( ERV ) - 1 ]
                                             P

  The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts.

  The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

  A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

  Comparative performance information may be used from time to time in publishing information about the Trust's shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc., or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal.

  ORGANIZATION, SHARES AND VOTING RIGHTS

  The Trust was organized as a Delaware Business Trust on July 16, 2002 and is registered with the SEC as an open-end, management investment company. The Trust has acknowledged that the name "TCW" is owned by The TCW Group, Inc. ("TCW"), the parent of the Adviser. The Trust has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Trust may enter into is terminated.

  The Trust's Certificate of Trust is on file with the Secretary of State of Delaware. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are Shares of beneficial interest, without par value. The Trust consists of two funds organized as separate series of Shares. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of Shares.

  Shares have no subscriptive or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Proscpectus and this Statement of Additional Information, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shareholders of each Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution, subject to any differential class expenses.

  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of that Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to individual Funds.

  Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

  In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the sponsoring participating insurance company separate account prospectus or the plan documents or other informational materials supplied by plan sponsors.

  TRANSFER AGENT AND CUSTODIAN

  PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as transfer agent for the Trust. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, serves as custodian for the Trust.

  INDEPENDENT AUDITORS

  Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Los Angeles, California 90071-3462.

  LEGAL COUNSEL

  Dechert, 4675 MacArthur Court, Suite 1400, Newport Beach, CA 92660-8842.

  FINANCIAL STATEMENTS

  As of the date of this Statement of Additional Information, the Funds had not yet commenced operations. Consequently, there are no financial statement for the Funds at this time.

  APPENDIX

  Description of S&P and Moody's Ratings

  S&P

  •    AAA -  Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  •    AA -  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  •    A -  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  •    BBB -  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                      Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

  •    BB -  Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- Rating.

  •    B -  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

  •    CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  •    CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  •    C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  •    CI - The rating CI is reserved for income bonds on which no interest is being paid.

  •    D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  •    Plus (+) or Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

  Moody's

  •    Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

  •    Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  •    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  •    Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

  •    Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  •    B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  •    Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  •    Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  •    C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  PART C
  OTHER INFORMATION

  Item 23. Exhibits.

  (a)(1) Certificate of Trust

  (a)(2) Declaration of Trust

  (b) Bylaws

  (c) Not Applicable

  (d) Form of Investment Advisory and Management Agreement between Registrant and TCW Investment Management Company /1/

  (e) Form of Distribution Agreement /1/

  (f) Not Applicable

  (g) Form of Custodian Agreement /1/

  (h)(1) Form of Transfer Agency Services Agreement /1/

  (h)(2) Form of Administration Agreement /1/

  (h)(3) Form of Participation Agreement /1/

  (i) Opinion of Counsel  /1/

  (j) Consent of Auditors  /1/

  (k) Not Applicable

  (l) Not Applicable

  (m) Form of Registrant's Distribution Plan /1/

  (n) Not Applicable

  (o) Not Applicable

  (p) Code of Ethics  /1/

  (q) Powers of Attorney /1/

  ________________________________________________

  1. To be filed in a pre-effective amendment to the registration statement.

  Item 24. Persons Controlled by or Under Common Control with Registrant.

  TCW Investment Management Company (the "Adviser") (previously named TCW Funds Management, Inc.) is a 100% owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company), a Nevada corporation. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. may be deemed to be a control person of the Adviser by reason of its ownership of more than 25% of the outstanding voting stock of The TCW Group, Inc. Societe Generale Asset Management, S.A., is a wholly-owned subsidiary of Societe Generale, S.A., France's second largest public bank.

  Item 25. Indemnification.

  Under Article VII, Section 3 of the Trust's Declaration of Trust, filed as Exhibit (a)(2) hereto, directors and officers of the Trust will be indemnified, and will be advanced expenses, to the fullest extent permitted by law, but not in violation of Section 17(i) of the Investment Company Act of 1940. Such indemnification rights are also limited by Article VI, Section 3 of the Trust's Bylaws, filed as Exhibit (b) hereto.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Trust pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer or controlling person of the Trust in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

  Item 26. Business and Other Connections of Investment Adviser.

  In addition to the Funds, the Adviser serves as investment adviser or sub-adviser to a number of open- and closed-end management investment companies that are registered under the 1940 Act and to a number of foreign investment companies. The list required by this Item 28 of officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (SEC File No. 801-29075) filed by the Adviser pursuant to the Advisers Act.

  Item 27. Principal Underwriters.

  (a)  None.

  (b)

Name and Principal Business Address	Positions and Offices With Underwriter	Positions and Offices With Registrant
Alvin R. Albe, Jr.†	Director	President
Michael E. Cahill†	Director	None
Javier W. Baz†	President	None
William C. Schubert†	Vice President and Secretary	None
Philip K. Holl†	Vice President	Secretary
David S. DeVito	Managing Director and Chief Financial Officer	Treasurer

  (c)  None.

  _____________________________
  † Address is 865 South Figueroa Street, Los Angeles, California 90017

  Item 28. Location of Accounts and Records.

  Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of:

  Treasurer
  TCW Premier Funds
  865 South Figueroa Street
  Los Angeles, CA 90017

Rule	Location of Required Records
31a-l(b)(2)(c)	N/A
31a-l(b)(2)(d)	Investors Bank & Trust Company 200 Clarendon Street Boston, MA 02116
31a-l(b)(4)-(6)	TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017
31a-1(b)(9)-(11)	TCW Investment Management Company 65 South Figueroa Street Los Angeles, CA 90017

  Item 29. Management Services.

  Not applicable.

  Item 30. Undertakings.

  Not applicable.

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and State of California on the 19th day of July, 2002.

  TCW PREMIER FUNDS

  By: /s/ Alvin Albe, Jr.
  Alvin R. Albe, Jr.
  President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.	President and Trustee (Principal Executive Officer)	July 19, 2002
*

/s/ David S. DeVito
David S. DeVito	Treasurer (Principal Financial and Accounting Officer)	July 19, 2002

  INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit (a)(1)	Certificate of Trust
Exhibit (a)(2)	Declaration of Trust
Exhibit (b)	Bylaws